                                 ANNUAL REPORT

                               October 31, 2002

                             The Tocqueville Trust
                                 Mutual Funds

                             The Tocqueville Fund

                     The Tocqueville Small Cap Value Fund

                   The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

[LOGO]

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

   The fiscal year just ended (October 31/st/ 2002) was both a vindication and a wake up call for the managers of the Tocqueville family of funds.

   Until July - three-fourths into the fiscal year -- all our funds had continued to produce the superior performance that had characterized them through most of the two and a half year bear market. We took this as a vindication of our contrarian, value approach to investment, which is intended to help resist stock market declines.

   Starting in July, however, a financial whirlpool indiscriminatingly carried down most stocks - including the ones in our portfolios. From July through October, our funds fully mirrored the drastic decline of the major indices.

   It is rare for value stocks to suffer this type of liquidation to such an extent, but it is not unseen. Typically, toward the end of extended bear markets, investors that have suffered large losses capitulate and attempt to sell those investments on which they have proportionally smaller losses. During such phases of indiscriminate selling, for a while, underlying fundamental value offers little protection. But the good news is that such episodes typically mark the end of bear markets.

   Throughout the year, our outlook for the world economy changed little. The U.S. recession has ended, but the recovery is likely to be subdued, because many of the excesses built during the 1990s will take time to be wrung out of the system. Still, the American administration's commitment to use powerful monetary and fiscal stimulus should prevent a relapse into recession. Meanwhile, more decisive policies to jump start economies in Europe and Japan are also taking shape. Finally, the Asian "tigers" and China seem determined to unleash the considerable consuming potential of their populations, in order to lessen their traditional reliance on exports for growth.

   All this should add up to a more or less synchronized global expansion for the first time since the early 1990s. This, in turn should improve capacity utilization, boost commodity prices and restore some pricing power to basic industries that have lacked any through most of the past decade. In an environment of rising inflation and interest rates, moderately at first, there will be a tug-of-war between declining price-earnings ratios and recovering profits. Stock selection and a strict adherence to our value principles will therefore become even more important than in the past.

   We are optimistic about our funds' ability to perform well in this emerging global environment.

Respectfully,

/s/ Francois Sicart

Francois Sicart
Chairman and Principal Executive Officer

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2

The Tocqueville Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   For the fiscal year ended October 31, 2002 Tocqueville Fund registered a negative return of 8.88%. While this was substantially better than the results of the overall market, as measured by the S&P 500 Index, which declined -15.11% in the same period, we are nonetheless disappointed with these results. Through the first six months of our fiscal year, our stocks performed quite well in a down market, and the Fund registered a 15.42% gain. But the sudden and precipitous downdraft in the market from June 1 through the 9/th/ of October punished our stocks as much as the overall market. Normally the type of stocks we own outperform in down markets. Indeed that has been the case throughout this long bear market, which began in April 2000. During that period, through October 31, the Tocqueville Fund declined -7.58%, while the S&P was down -17.31%. Even more astounding, the NASDAQ Composite Index declined -38.01% over this period. But during what we believe was the final, climactic sell-off in the market June through September of this year, no stocks, including our own, provided any refuge.

Portfolio Management

   We have over weighted basic materials and cyclical stocks, on the premise that a global recovery is in the offing. We expect pricing power to be achieved by these companies and that the dollar will weaken, if not against the major currencies, then at least against the ultimate currency, gold. Iraqi war concerns have stalled the global recovery, but it hasn't circumvented it, so we continue to hold the shares of companies like Alcoa, Du Pont, Phelps Dodge, INCO, Temple Inland, Newmont Mining, and Olin, adding to them on weakness.

   We have also increased our technology exposure in depressed, high quality names with leading market positions and superior financial strength. EMC and Microsoft are two of the names added to the portfolio at multi-year lows. Similarly, we took the opportunity presented by the collapsing market to establish positions in high quality pharmaceutical companies, like Merck, Bristol Myers, and Schering Plough.

   We also added significantly to our positions in the property and casualty insurance and reinsurance industries where valuations do not reflect the improving earnings fundamentals of the business. We will continue to look for opportunities in this area.

   On balance, we added to equity positions during this difficult period, but we also sold off a number of positions in reschuffling the portfolio. Poorly performing companies like Amdocs and Quintiles Transnational were sold, as were shares of some companies which had performed very well, like H&R Block, to make room for stocks with greater long term potential and less near term risk.

Tax Considerations

   The Tocqueville Fund had accumulated significant embedded capital gains over the years. We took the opportunity to exit low cost positions, such as Citigroup and IBM, and to mark up cost on long term winners like Murphy Oil during the period. The result of this program was to eliminate the embedded gains without incurring the substantial tax liability these gains represented.

Outlook

   The wildcard in any outlook is another serious terrorist attack. The war against Iraq, if and when it comes, has implications, of course, but these are widely known, and largely discounted in the markets. A random attack on

U.S. soil of the magnitude of 9/11 cannot be handicapped and certainly cannot be discounted. This makes forecasting, already a dangerous practice, even more intimidating. Still, we proffer the following. The U.S. election results were sharply positive for the future fiscal and regulatory environments. Several proposals, being floated as this is written, are encouraging. In particular, the elimination of the double taxation of dividends would have a far-reaching salutary impact on the stock market, the behavior of corporate management and on the economy. Individual tax cuts would be a help to the tiring consumer, while more generous IRA and 401K contribution limits, and increased deductibility of capital losses would be a welcome relief to the individual investor.

   Positive fiscal and regulatory initiatives complement an accommodative FED policy. Together, we expect these actions to gradually restore economic health both here and abroad. With better economic performance, however, comes higher interest rates and these will keep a lid on P/E expansion in the next up cycle of the market. Consequently, we foresee only modest returns from the overall market. Superior equity returns will come only with superior stock picking. We are concentrating our research efforts on companies with explosive growth potential and on special situations to offset the tepid overall market outlook. As ever, our primary objective is capital preservation.

   We thank you for your continued support.

Sincerely,

/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt
Portfolio Manager

                             The Tocqueville Fund

                                    [CHART]

                  Tocqueville Fund           Tocqueville
                  (Net Asset Value)          Fund (Load)       S&P 500
                  -----------------          -----------       -------
10/31/1992              $10,000               $ 9,600          $10,000
10/31/1993               12,369                11,874           11,492
10/31/1994               13,321                12,789           11,937
10/31/1995               15,454                14,836           15,093
10/31/1996               18,959                18,201           18,730
10/31/1997               25,493                24,473           24,744
10/31/1998               24,322                23,350           30,186
10/31/1999               27,404                26,308           37,934
10/31/2000               30,123                28,918           40,245
10/31/2001               26,845                25,771           30,224
10/31/2002               24,461                23,483           25,657


This chart assumes an initial gross investment of $10,000 made on 10/31/92. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2002

        ----------------------------------------------------------------
                                          1 Year  3 Year  5 Year 10 Year
        ----------------------------------------------------------------
        Tocqueville Fund--Net Asset Value  -8.88%  -3.72% -0.82%  9.36%
        Tocqueville Fund--Load*            -8.88%  -5.02% -1.63%  8.91%
        Standard & Poor's 500 Stock Index -15.11% -12.22%  0.73%  9.88%
        ----------------------------------------------------------------

*EffectiveFebruary 1, 2000, the Fund eliminated its sales load.

The Tocqueville Small Cap Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   The last twelve months have been the worst I can remember in terms of adverse political, economic and corporate news. The very basic tenets of what we stand for as the most prosperous nation on the globe have been seriously put to the test. In that overall context, and with the benefit of hindsight, it then becomes less difficult to rationalize away the dismal performance of equities during that period in general.

   For the fiscal year ended October 31, 2002 the Tocqueville Small Cap Value Fund declined 11.7%, approximately matching the 11.6% decline of the Russell 2000 index, which is the most widely accepted benchmark for small cap stocks. Since inception on August 1, 1994, the return of the Tocqueville Small Cap Value Fund has averaged 12.2% annually versus a comparable return of 5.3% for the Russell 2000. While these results certainly validate our value-based investment strategies to manage for the long term, and clearly not to try to outperform any index over the short term, I will try my best to maintain that overall level of performance in the future.

Cautious Optimism Maintained

   As we indicated in last year's annual report, it is now quite apparent that the tragic events of September 11 seriously aggravated the impact of a broadening US recession that was already well underway by then, and introduced elements of change and uncertainties of unprecedented scope and scale. As is usually the case in periods of rapid change and economic dislocation, the ensuing valuation discrepancies presented the patient long-term value-investor with unprecedented opportunities at tolerable risk levels. Overall, I remain cautiously optimistic, and ready to exploit opportunities as they present themselves.

   We have increased the number of stocks in our portfolio to 40 at present. This increase is the result of purchases in severely depressed, economically sensitive sectors with attractive recovery prospects in an economic rebound, and our reluctance to eliminate more of our defensive holdings. It also reflects an attempt to spread some of our risks in the face of unprecedented price volatility of individual issues at the slightest inkling of disappointment.

   We have also made the difficult decision to hold on to a few telephone and oil exploration companies with promising long-term futures, but somewhat dismal near-term prospects. As a result, we now have an acceptable but yet small concentration of assets in well-positioned businesses that are losing money for the right reasons. Our theory is that good businesses that are already losing money can only surprise investors positively when the economic recovery gets underway.

   To be more specific, 46% of assets are invested in broadly defined old economy sectors: 7% in oil exploration services, 31% in manufacturing and specialty chemicals, and 8% in automotive parts suppliers. Defensive consumer non-durable and healthcare related sectors account for 27% of assets. Other areas of concentrated exposure include telephone hardware at 9% and computer software services at 10%. Personnel and business service sectors represent 6% of assets, and cash equivalents 2%. Following is a listing of our ten largest positions, which account for 45% of assets.

Ten Largest Positions

           Rayovac (6%)              Consumer batteries
           Dial Corp. (4.9%)         Consumer non-durables
           Unova (4.8%)              Electronic bar code equipment
           Schulman Inc (4.6%)       Automotive plastics, industrial
                                     compounds
           Perrigo (4.3%)            Store-brand drugs
           Timken (4.3%)             Industrial roller bearings
           Del Monte Foods (4.2%)    Consumer non-durables
           Hyperion Solutions (4.2%) Computer software
           Cummins Inc. (4.2%)       Diesel engines
           Dana Corp. (4.2%)         Automotive axles, parts

   In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Sincerely,

/s/ Jean-Pierre Conreur
Jean-Pierre Conreur
Portfolio Manager

                     The Tocqueville Small Cap Value Fund

                                    [CHART]

                 Small Cap Value Fund          Small Cap
                   (Net Asset Value)        Value Fund (Load)     Russell 2000
                   -----------------        -----------------     ------------
08/01/94                $10,000                $ 9,600              $10,000
10/31/94                 10,220                  9,811               10,479
10/31/95                 12,184                 11,697               12,400
10/31/96                 14,586                 14,002               14,456
10/31/97                 19,840                 19,046               18,699
10/31/98                 17,187                 16,500               18,485
10/31/99                 21,501                 20,641               16,936
10/31/00                 27,640                 26,534               22,233
10/31/01                 29,373                 28,198               19,409
10/31/02                 25,933                 24,896               17,164

This chart assumes an initial gross investment of $10,000 made on 8/1/94 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2002

---------------------------------------------------------------------------------------
                                                                        Since inception
                                                  1 Year  3 Year 5 Year     8/1/94
---------------------------------------------------------------------------------------
Tocqueville Small Cap Value Fund--Net Asset Value -11.71%  6.44%  5.50%     12.24%
Tocqueville Small Cap Value Fund--Load*           -11.71%  5.00%  4.64%     11.67%
Russell 2000 Index                                -11.57% -3.22% -1.70%      6.77%
---------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   For the twelve months ended October 31, 2002, the Tocqueville International Value Fund's total US dollar return was 0.4%. In the same period, the Morgan Stanley EAFE Index had a total US dollar return of -12.9%. Our Fund thus finished the period 13.3% ahead its benchmark and ranked in the top quintile amongst its S&P peer group for the period. We are pleased to have achieved this performance in the context of a complex and volatile global investment environment.

   When the year began, equity markets globally were influenced negatively by an elevated political risk premium associated with increased terrorism. The global economy accelerated for a brief period in early 2002 as business expanded to compensate for post 9/11 belt tightening; global markets rose for a short time in response. The second half of the year, however, generally was dominated by concerns about economic stagnation, potential deflation, corporate malfeasance in the U.S. and possible war against Iraq. These conditions, combined with high absolute valuations, led to one of the worst periods on record for global equity markets. The exception was Asia, where an increase in regional economic activity and domestic demand helped to mitigate the negative impact on Asian exports to the U.S. and Europe. As a result, Asian earnings and equity markets outside of Japan performed relatively well.

   The U.S. dollar declined by 10.0% against the Euro, as the high U.S. current account deficit, increased political risk, and high relative valuations of U.S. assets led to investment flows out of U.S dollar assets. From a fundamental standpoint, the U.S. dollar is approaching a fair value. The U.S. dollar was flat against the Japanese Yen, as the lack of economic growth in Japan and perceived policy inaction weighed on the currency.

   During the year, we began to witness the expected decoupling of global markets. With the Asian regional economy performing relatively well, investors focused on the many companies in the region that enjoy healthy business fundamentals and cheap valuations. As a consequence, the Asian equity markets generally held up or posted small gains during the year. Europe tracked the U.S. more closely, with the markets posting even steeper declines. In general terms, this is explained by the fact that businesses are hampered in their restructuring efforts by labor market rigidity and cumbersome regulations, which is particularly problematic in a weak economy. Also, the Euro's strength provoked concerns about the region's competitiveness vis-a-vis the U.S. and Asia. Tocqueville International Value Fund's strong performance during the period is attributable to successful stock selection globally and relatively high exposure to Asian equities.

   We entered the year with a heavy weighting in Japan, China/Hong Kong, Indonesia and Singapore, where we have uncovered strong business franchises trading at cheap valuations, and many that are pursuing shareholder friendly restructuring activities. During the year, we reduced several of our holdings in Asia as investments realized their potential and, in the case of our Indonesian exposure, political risk increased. We continued to improve the quality of our holdings in Japan while also increasing our overall exposure. We believe that macroeconomic uncertainty is fully discounted by the Japanese market, and we continue to find attractively valued companies that are pursuing strategies to improve their return on assets. In Europe, Germany is struggling with structural and political paralysis that is holding back economic activity in the region as a whole. Nonetheless, the steep decline in European markets has created attractive buying opportunities, particularly among medium-sized companies, old economy companies that remain leaders in their global markets. Accordingly, we increased our exposure to Europe.

   Looking forward, we expect the global economy to continue its recovery during 2003. In the aggregate, we believe that the economic and business fundamentals in our Fund's markets have the potential to improve at a faster rate than in the U.S., and that corporate earnings growth and investment flows will follow accordingly. While economic fundamentals in Asia continue to outpace the rest of the globe, for the first time in years we are finding compelling relative values in the European markets, where we continue to increase our exposure. We are excited about the prospects for our markets and, more importantly, about the stocks we have selected for our valued shareholders.

Sincerely,

                  /s/ Francois Sicart  /s/ James Hunt
                    Francois Sicart          James Hunt
                     Portfolio Manager       Portfolio Manager

                   The Tocqueville International Value Fund

                                    [CHART]

             International Value Fund -     International
                   Net Asset Value        Value Fund - Load   EAFE Index
             --------------------------   -----------------   ----------
  8/1/94              $10,000                  $ 9,600          $10,000
10/31/94               10,020                    9,619           10,251
10/31/95               10,830                   10,396           10,244
10/31/96               12,570                   12,067           11,350
10/31/97               10,770                   10,339           11,909
10/31/98                8,679                    8,332           13,093
10/31/99               12,169                   11,682           16,153
10/31/00               10,231                    9,822           15,724
10/31/01                8,746                    8,396           11,843
10/31/02                8,782                    8,430           10,312

This chart assumes an initial gross investment of $10,000 made on 8/1/94 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2002

--------------------------------------------------------------------------------------------
                                                                             Since Inception
                                                      1 Year  3 Year  5 Year     8/1/94
--------------------------------------------------------------------------------------------
Tocqueville International Value Fund--Net Asset Value   0.41% -10.30% -4.00%     -1.56%
Tocqueville International Value Fund--Load*             0.41% -11.51% -4.77%     -2.05%
Morgan Stanley EAFE Index                             -12.93% -13.90% -2.84%      0.37%
--------------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   The year ended October 31, 2002 was rewarding for investors in the gold sector in general and in the Tocqueville Gold Fund (TGLDX) in particular. For the year, our fund produced a return of 57.16% compared to 18.56% for the XAU (Philadelphia Stock Exchange Gold/Silver Index) benchmark. Since our fund's inception in June, 1998, the gold sector has been among the top performing of all market segments. Since inception, the Tocqueville Gold Fund has ranked among the top performers in the sector, generating an average annual rate of return of 18.14%.

   The outlook for higher gold prices is favorable. The threat of deflation has become uppermost in the minds of policy makers. The inescapable policy response is to lighten the suffocating burden of over-indebtedness that threatens to stifle global economic activity. Whatever explanations are given, the real aim of such policies is to inflate and thereby extinguish debt burdens by currency devaluation. In this sense, the global economy is in a "work out" mode in which holders of financial assets can expect to see repeated efforts on the part of policy makers to do "whatever it takes" to achieve these aims. In a November 21st speech to the National Economists Club, a Federal Reserve Governor said in reference to averting deflation: "The U.S. government has a technology, called a printing press...that allows it to produce as many U.S. dollars as it wishes at essentially no cost...Under a paper money-money system, a determined government can always generate higher spending and hence positive inflation."

   When the outlook for returns on financial assets is uncertain, or even worse, when macro economic considerations actually threaten the inherent value of the currency in which such assets are held, investors seek alternatives. The list of alternatives is a short one headed by gold.

   Nominal interest rates at 44-year lows and real interest rates at a negative level for the first time in a decade do not offer much competition for gold. Equities remain locked in a three year downtrend. Perhaps this downtrend will be interrupted by a bear market rally next year, but valuations remain historically high and still have a distance to travel before they reach truly undervalued territory. At the very least, one could say that the availability of equity market returns on the breadth and scale of the 1990's is no longer a certain prospect. Investors who choose to remain in the equity game may be rewarded but will find the going much tougher. Should these conditions persist, the current trickle of investment money flowing into gold shares and gold bullion will grow considerably.

   From 1985-1996, gold traded in a range of $350 to $500, substantially higher than its current level of $320. Since 1985, the investment stock of gold has increased by only 30% on a price-adjusted basis. A strong case could be made that the increase was substantially less, because much of the gold produced was consumed as jewelry or in other non-investment applications. Since 1985, the aggregate amount of dollar denominated debt has increased 350% to well over $30 trillion, or more than tenfold the increase in the gold stock. The substantial growth of debt versus the minor increase in gold inventory points to a major valuation disparity in favor of gold.

   If only 1/10th of 1% of world financial wealth (conservatively estimated at $50 trillion) were to be transferred into gold, it would activate incremental demand for as much as two years of all newly mined gold. At $320/ounce, the world's stock of investment gold amounts to $788 billion, a fraction of financial assets. A switch to gold by only a small percentage of investors could easily add several hundred dollars to the gold price.

   What could go wrong with this scenario? A return to an investment mania similar to the 1990's would be a problematic but unlikely possibility. A more likely scenario is a decade or two of investment purgatory similar to the period from 1966 through 1982. During that period, the equity markets remained locked in a trading range while the price of gold rose from $40 to $800. Note that this scenario is not a dire "end of the world" projection often attributed to gold advocacy. Still, there is substantial historical precedent to suggest that a protracted period of frustrating financial markets is plausible and even realistic. A more extensive discussion of the rationale for such an outlook is set forth in our recent article "Business As Usual?" posted on the Tocqueville Web site (www.tocqueville.com).

   I am pleased to report that during the year, the shareholders of the Tocqueville Gold Fund approved a resolution changing the format of the fund to non-diversified from diversified. What this means in practical terms is that we have been able to increase our holdings in unhedged and or moderately hedged producers while reducing our exposure to producers where hedging is problematic. This change was important due to the fact that the gold equity sector is comparatively small (only about $50 billion) and under the SEC rules for a diversified fund, ownership of hedged producers was to some extent unavoidable.

   Thank you for your continued interest and support.

Sincerely,

/s/ John Hathaway
John Hathaway
Portfolio Manager

                           The Tocqueville Gold Fund

                               [CHART]

              Gold Fund -                       Philadelphia
            Net Asset Value  GOLD Fund - Load  Stock Exchange
            ---------------  ----------------  --------------
 6/29/98       $10,000            $ 9,600         $10,000
10/31/98        10,760             10,330          11,000
10/31/99        12,971             12,452          10,328
10/31/00        10,081              9,678           6,637
10/31/01        13,117             12,592           8,401
10/31/02        20,614             19,790           9,960

This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2002

-------------------------------------------------------------------------------
                                                                Since Inception
                                                  1 Year 3 Year     6/29/98
-------------------------------------------------------------------------------
Tocqueville Gold Fund--Net Asset Value            57.16% 16.70%     18.14%
Tocqueville Gold Fund--Load*                      57.16% 15.12%     17.01%
Philadelphia Stock Exchange Gold and Silver Index 18.56% -1.16%     -0.09%
-------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                             The Tocqueville Fund

                             Financial Highlights


                                                              Years Ended
                                                              October 31,
                                              -------------------------------------------
Per share operating performance                 2002     2001     2000     1999     1998
(For a share outstanding throughout the year) -------  -------  -------  -------  -------
Net asset value, beginning of year            $ 14.99  $ 18.77  $ 17.54  $ 17.00  $ 20.21
                                              -------  -------  -------  -------  -------
Operations:
Net investment income (loss)                    (0.01)    0.05     0.05     0.01     0.06
Net realized and unrealized gain (loss)         (1.28)   (1.83)    1.65     1.94    (0.93)
                                              -------  -------  -------  -------  -------
Total from investment operations                (1.29)   (1.78)    1.70     1.95    (0.87)
                                              -------  -------  -------  -------  -------
Dividends and distributions to shareholders:
Dividends from net investment income            (0.01)   (0.07)   (0.02)   (0.07)   (0.06)
Distributions from net realized gains           (0.27)   (1.93)   (0.45)   (1.34)   (2.28)
                                              -------  -------  -------  -------  -------
Total dividends and distributions               (0.28)   (2.00)   (0.47)   (1.41)   (2.34)
                                              -------  -------  -------  -------  -------
Change in net asset value for the year          (1.57)   (3.78)    1.23     0.54    (3.21)
                                              -------  -------  -------  -------  -------
Net asset value, end of year                  $ 13.42  $ 14.99  $ 18.77  $ 17.54  $ 17.00
                                              -------  -------  -------  -------  -------
Total return                                  -   8.9% -  10.8%     9.9%    12.6% -   4.6%
Ratios/supplemental data
Net assets, end of year (000)                 $70,134  $51,089  $57,379  $57,801  $61,566
Ratio to average net assets:
  Expenses (1)                                   1.40%    1.40%    1.40%    1.36%    1.39%
  Net investment income (loss) (1)              -0.06%    0.28%    0.28%    0.04%    0.35%
Portfolio turnover rate                            62%      50%      38%      26%      35%

--------
(1)Net of fees waived amounting to 0.01%, 0.06%, 0.03%, 0.00%, and 0.00% of average net assets for the years ended October 31, 2002, 2001, 2000, 1999 and 1998, respectively.

                    See Notes to the Financial Statements.

                     The Tocqueville Small Cap Value Fund

                             Financial Highlights


                                                              Years Ended
                                                              October 31,
                                              -------------------------------------------
Per share operating performance                 2002     2001     2000     1999     1998
(for a share outstanding throughout the year) -------  -------  -------  -------  -------
   Net asset value, beginning of year         $ 15.09  $ 17.51  $ 15.74  $ 12.59  $ 16.30
                                              -------  -------  -------  -------  -------
   Operations:
   Net investment loss                          (0.08)   (0.10)   (0.12)   (0.13)   (0.15)
   Net realized and unrealized gain (loss)      (1.45)    1.00     4.29     3.28    (1.83)
                                              -------  -------  -------  -------  -------
   Total from investment operations             (1.53)    0.90     4.17     3.15    (1.98)
                                              -------  -------  -------  -------  -------
   Distributions to shareholders:
   Distributions from net realized gains        (1.38)   (3.32)   (2.40)      --    (1.73)
                                              -------  -------  -------  -------  -------
   Total distributions                          (1.38)   (3.32)   (2.40)      --    (1.73)
                                              -------  -------  -------  -------  -------
   Change in net asset value for the year       (2.91)   (2.42)    1.77     3.15    (3.71)
                                              -------  -------  -------  -------  -------
   Net asset value, end of year               $ 12.18  $ 15.09  $ 17.51  $ 15.74  $ 12.59
                                              -------  -------  -------  -------  -------
   Total return                               -  11.7%     6.3%    28.6%    25.0% -  13.4%
   Ratios/supplemental data
   Net assets, end of year (000)              $50,879  $40,262  $30,827  $26,188  $21,610
   Ratio to average net assets:
     Expenses                                    1.44%    1.52%    1.45%    1.52%    1.67%
     Net investment loss                        -0.62% -  0.69% -  0.63% -  0.87% -  1.12%
   Portfolio turnover rate                         25%      47%      87%      72%      62%

                    See Notes to the Financial Statements.

                   The Tocqueville International Value Fund

                             Financial Highlights


                                                                Years Ended
                                                                October 31,
                                              -----------------------------------------------
Per share operating performance                   2002       2001     2000     1999     1998
(For a share outstanding throughout the year) -------      -------  -------  -------  -------
Net asset value, beginning of year            $  7.24      $  8.50  $ 11.37  $  8.11  $ 10.19
                                              -------      -------  -------  -------  -------
Operations:
Net investment income                            0.01         0.10     0.11     0.05     0.10
Net realized and unrealized gain (loss)          0.02/(1)/   (1.33)   (1.71)    3.21    (2.07)
                                              -------      -------  -------  -------  -------
Total from investment operations                 0.03        (1.23)   (1.60)    3.26    (1.97)
                                              -------      -------  -------  -------  -------
Dividends and distributions to shareholders:
Dividends from net investment income               --        (0.03)   (0.05)      --    (0.11)
Distributions from net realized gains              --           --    (1.22)      --       --
                                              -------      -------  -------  -------  -------
Total dividends and distributions                  --        (0.03)   (1.27)      --    (0.11)
                                              -------      -------  -------  -------  -------
Change in net asset value for the year           0.03        (1.26)   (2.87)    3.26    (2.08)
                                              -------      -------  -------  -------  -------
Net asset value, end of year                  $  7.27      $  7.24  $  8.50  $ 11.37  $  8.11
                                              -------      -------  -------  -------  -------
Total return                                      0.4%     -  14.5% -  15.9%    40.2% -  19.4%
Ratios/supplemental data
Net assets, end of year (000)                 $78,951      $67,211  $85,098  $97,676  $68,415
Ratio to average net assets:
  Expenses                                      1.73%         1.77%    1.72%    1.67%    2.00%
  Net investment income                         0.16%         1.17%    1.06%    0.52%    0.64%
Portfolio turnover rate                            61%          54%      45%      78%      77%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.03 per share charged on shares redeemed within ninety days of purchase.

                    See Notes to the Financial Statements.

                           The Tocqueville Gold Fund

                             Financial Highlights


                                                            Years Ended                    Period from
                                                            October 31,                June 29, 1998(1) to
                                              ---------------------------------------      October 31,
Per share operating performance                   2002        2001     2000     1999          1998
(For a share outstanding throughout the year) --------      -------  -------  -------  -------------------
Net asset value, beginning of year            $  13.10      $ 10.03  $ 12.97  $ 10.76        $10.00
                                              --------      -------  -------  -------        ------
Operations:
Net investment income (loss)                     (0.08)        0.01    (0.02)   (0.03)           --
Net realized and unrealized gain (loss)           7.53/(2)/    3.07    (2.92)    2.24          0.76
                                              --------      -------  -------  -------        ------
Total from investment operations                  7.45         3.08    (2.94)    2.21          0.76
                                              --------      -------  -------  -------        ------
Dividends and distributions to shareholders:
Dividends from net investment income                --        (0.01)      --       --            --
Distributions from net realized gains            (0.06)          --       --       --            --
                                              --------      -------  -------  -------        ------
Total dividends and distributions                (0.06)       (0.01)      --       --            --
                                              --------      -------  -------  -------        ------
Change in net asset value for the year            7.39         3.07    (2.94)    2.21          0.76
                                              --------      -------  -------  -------        ------
Net asset value, end of year                  $  20.49      $ 13.10  $ 10.03  $ 12.97        $10.76
                                              --------      -------  -------  -------        ------
Total return                                      57.2%        30.8% -  22.7%    20.6%          7.6%/(3)/
Ratios/supplemental data
Net assets, end of year (000)                 $137,210      $25,057  $16,049  $19,194        $8,229
Ratio to average net assets:
  Expenses (4)                                    1.68%        1.94%    1.96%    1.98%         1.98%/(5)/
  Net investment income (loss) (4)               -0.61%        0.09% -  0.21% -  0.33%         0.64%/(5)/
Portfolio turnover rate                             72%          58%      31%      44%            1%

--------
(1)Commencement of operations.
(2)Net realized and unrealized gain (loss) per share includes redemption fees of $0.09 per share charged on shares redeemed within ninety days of purchase.
(3)Not Annualized.
(4)Net of fees waived amounting to 0.19%, 0.00% and 0.36% of average net assets for the years ended October 31, 2001, 2000 and 1999, respectively, and 2.25% of average net assets for the period ended October 31, 1998.
(5)Annualized.

                    See Notes to the Financial Statements.

                             The Tocqueville Fund

                  Investment Portfolio as of October 31, 2002


          Common Stocks--93.0%                     Shares     Value
          ------------------------------------------------------------
          Advertising--3.1%
          The Interpublic Group of Companies, Inc. 110,000 $ 1,316,700
          Viacom Inc.--Class A*                     10,000     445,900
          Viacom Inc.--Class B*                     10,000     446,100
          ------------------------------------------------------------
                                                             2,208,700
          ------------------------------------------------------------
          Business Services--0.4%
          Optimal Robotics Corp.*                   50,000     310,500
          ------------------------------------------------------------
                                                               310,500
          ------------------------------------------------------------
          Chemical/Industrial--4.3%
          E.I. du Pont de Nemours and Company       25,000   1,031,250
          Olin Corporation                         120,000   1,951,200
          ------------------------------------------------------------
                                                             2,982,450
          ------------------------------------------------------------
          Communications--3.9%
          AT&T Corp.                                90,000   1,173,600
          Tellabs, Inc.*                           200,000   1,536,000
          ------------------------------------------------------------
                                                             2,709,600
          ------------------------------------------------------------
          Data Storage--3.6%
          EMC Corporation*                         500,000   2,555,000
          ------------------------------------------------------------
                                                             2,555,000
          ------------------------------------------------------------
          Drilling Equipment--2.3%
          Varco International, Inc.*               100,000   1,644,000
          ------------------------------------------------------------
                                                             1,644,000
          ------------------------------------------------------------
          Eating and Drinking Places--1.9%
          McDonald's Corporation                    75,000   1,358,250
          ------------------------------------------------------------
                                                             1,358,250
          ------------------------------------------------------------
          Education--1.4%
          Systems & Computer Technology
           Corporation*                            100,000     942,000
          ------------------------------------------------------------
                                                               942,000
          ------------------------------------------------------------
          Electric, Gas and Sanitary
           Services--4.7%
          FPL Group, Inc.                           40,000   2,359,200
          Hawaiian Electric Industries, Inc.        20,000     957,400
          ------------------------------------------------------------
                                                             3,316,600
          ------------------------------------------------------------
          Freight--1.7%
          Alexander & Baldwin, Inc.                 50,000   1,162,550
          ------------------------------------------------------------
                                                             1,162,550
          ------------------------------------------------------------
          Furniture and Fixtures--1.3%
          Steelcase Inc.                           100,000     911,000
          ------------------------------------------------------------
                                                               911,000
          ------------------------------------------------------------

*Non-income producing security.

           Common Stocks (continued)              Shares     Value
           ----------------------------------------------------------
           Industrial Equipment--1.7%
           Honeywell International Inc.            50,000 $ 1,197,000
           ----------------------------------------------------------
                                                            1,197,000
           ----------------------------------------------------------
           Insurance Agents, Brokers and
            Services--3.5%
           Humana Inc.*                           200,000   2,436,000
           ----------------------------------------------------------
                                                            2,436,000
           ----------------------------------------------------------
           Insurance/Reinsurance Carriers--9.5%
           The Allstate Corporation                50,000   1,989,000
           American International Group, Inc.      15,000     938,250
           IPC Holdings, Ltd.*                     70,000   2,181,900
           Unitrin, Inc.                           50,000   1,575,000
           ----------------------------------------------------------
                                                            6,684,150
           ----------------------------------------------------------
           Metal Mining--8.9%
           Inco Limited*                          115,000   2,196,500
           Newmont Mining Corporation             100,000   2,472,000
           Phelps Dodge Corporation*               50,000   1,551,000
           ----------------------------------------------------------
                                                            6,219,500
           ----------------------------------------------------------
           Money Center Banks--7.7%
           Bank of America Corporation             40,000   2,792,000
           The Bank of New York Company, Inc.      25,000     650,000
           Mitsubishi Tokyo Financial Group, Inc.
            (MTFG)                                300,000   1,923,000
           ----------------------------------------------------------
                                                            5,365,000
           ----------------------------------------------------------
           Non-Depository Credit
            Institutions--1.3%
           American Express Company                25,000     909,250
           ----------------------------------------------------------
                                                              909,250
           ----------------------------------------------------------
           Oil & Gas Extraction--3.1%
           Ivanhoe Energy Inc.*                   300,000     180,000
           Tesco Corporation*                     206,900   2,017,275
           ----------------------------------------------------------
                                                            2,197,275
           ----------------------------------------------------------
           Paper and Allied Products--2.9%
           Temple-Inland Inc.                      50,000   2,051,000
           ----------------------------------------------------------
                                                            2,051,000
           ----------------------------------------------------------
           Petroleum Refining--5.9%
           Core Laboratories NV*                  130,000   1,225,900
           Murphy Oil Corporation                  35,000   2,934,050
           ----------------------------------------------------------
                                                            4,159,950
           ----------------------------------------------------------
           Pharmaceuticals--4.1%
           Bristol-Myers Squibb Company            43,500   1,070,535
           Merck & Co. Inc.                        20,000   1,084,800
           Schering-Plough Corporation             35,000     747,250
           ----------------------------------------------------------
                                                            2,902,585
           ----------------------------------------------------------

                    See Notes to the Financial Statements.

                             The Tocqueville Fund

                  Investment Portfolio as of October 31, 2002

           Common Stocks (continued)              Shares     Value
           ----------------------------------------------------------
           Primary Metal Industries--2.4%
           Alcoa Inc.                              75,000 $ 1,654,500
           ----------------------------------------------------------
                                                            1,654,500
           ----------------------------------------------------------
           Pumps & Valves--0.7%
           Flowserve Corporation*                  40,000     468,800
           ----------------------------------------------------------
                                                              468,800
           ----------------------------------------------------------
           Software--4.6%
           Adobe Systems Incorporated              30,000     709,200
           Autodesk, Inc.                         100,000   1,170,000
           Microsoft Corporation*                  25,000   1,336,750
           ----------------------------------------------------------
                                                            3,215,950
           ----------------------------------------------------------
           Technology--0.8%
           Universal Display Corporation*          60,000     540,600
           ----------------------------------------------------------
                                                              540,600
           ----------------------------------------------------------
           Toy Manufacturing--2.6%
           Mattel, Inc.                           100,000   1,836,000
           ----------------------------------------------------------
                                                            1,836,000
           ----------------------------------------------------------
           Transportation Equipment--2.6%
           The Boeing Company                      60,000   1,785,000
           ----------------------------------------------------------
                                                            1,785,000
           ----------------------------------------------------------
           Wireless Mobile Computing
            Systems--1.8%
           Symbol Technologies, Inc.              145,000   1,254,250
           ----------------------------------------------------------
                                                            1,254,250
           ----------------------------------------------------------
           Wireless Networking Equipment--0.3%
           Proxim Corporation*                    250,000     212,500
           ----------------------------------------------------------
                                                              212,500
           ----------------------------------------------------------
           Total Common Stocks (Cost $66,109,784)          65,189,960
           ----------------------------------------------------------

*Non-income producing security.

                                                Principal
         Short-Term Investments--8.5%            Amount       Value
         --------------------------------------------------------------
         Repurchase Agreement with U.S. Bank,
          N.A. 1.15%, dated 10/31/02, due
          11/1/02, collateralized by a U.S.
          Treasury Note valued at $1,441,233.
          Repurchase proceeds of $1,413,045
          (cost $1,413,000).                    $1,413,000 $ 1,413,000
         U.S. Treasury Bill--1.70% 1/23/03         300,000     299,025
         U.S. Treasury Bill--1.60% 3/27/03       2,300,000   2,287,221
         U.S. Treasury Bill--1.40% 5/01/03       2,000,000   1,986,224
         --------------------------------------------------------------
                                                             5,985,470
         --------------------------------------------------------------
         Total Short-Term Investments
          (Cost $5,983,965)                                  5,985,470
         --------------------------------------------------------------
         Total Investments
          (Cost $72,093,749)--101.5%                        71,175,430
         --------------------------------------------------------------
         Liabilities, less Other Assets--(1.5)%             (1,041,528)
         --------------------------------------------------------------
         Total Net Assets--100.0%                          $70,133,902
                                                           -----------

                    See Notes to the Financial Statements.

                     The Tocqueville Small Cap Value Fund

                  Investment Portfolio as of October 31, 2002


            Common Stocks--99.2%                Shares     Value
            -------------------------------------------------------
            Analytical Equipment--3.4%
            Ionics, Incorporated*                75,000 $ 1,704,750
            -------------------------------------------------------
                                                          1,704,750
            -------------------------------------------------------
            Business Services--15.9%
            Analysts International Corporation* 160,000     288,000
            Ascential Software Corporation*     250,000     605,000
            Captaris Inc.*                      195,000     351,000
            Computer Horizons Corp.*            197,000     630,203
            Dendrite International, Inc.*       160,000     987,200
            Hyperion Solutions Corporation.*     80,000   2,160,000
            Keane, Inc.*                        180,000   1,483,200
            Photoworks, Inc.*                   300,000      27,000
            Systems & Computer Technology
             Corporation*                       135,000   1,271,700
            Technology Solutions Company*       300,000     282,000
            -------------------------------------------------------
                                                          8,085,303
            -------------------------------------------------------
            Communications--1.6%
            Anixter International Inc.*          35,000     807,450
            -------------------------------------------------------
                                                            807,450
            -------------------------------------------------------
            Educational Services--1.4%
            DeVry, Inc.*                         50,000     710,000
            -------------------------------------------------------
                                                            710,000
            -------------------------------------------------------
            Electronics--16.8%
            Baldor Electric Company              82,500   1,551,825
            Evans & Sutherland Computer
             Corporation*                        65,000     243,750
            Intervoice, Inc.*                   170,000     239,700
            Powerwave Technologies, Inc.*       150,000     691,500
            Proxim Corporation*                 600,000     510,000
            Rayovac Corporation*                217,000   3,059,700
            Vicor Corporation*                  200,000   1,330,000
            Westell Technologies, Inc.*         748,800     913,536
            -------------------------------------------------------
                                                          8,540,011
            -------------------------------------------------------
            Food Products--10.9%
            Corn Products International, Inc.    30,000     884,100
            Del Monte Foods Company*            270,000   2,165,400
            The Dial Corporation                117,000   2,487,420
            -------------------------------------------------------
                                                          5,536,920
            -------------------------------------------------------
            Furniture and Fixtures--0.6%
            Bush Industries, Inc.                75,000     299,250
            -------------------------------------------------------
                                                            299,250
            -------------------------------------------------------
            Industrial and Commercial
             Machinery--20.1%
            Cummins Inc.                         90,000   2,156,400
            Flowserve Corporation*              165,000   1,933,800
            Osmonics, Inc.*                     110,000   1,496,000

         Common Stocks (continued)               Shares      Value
         -------------------------------------------------------------
         Industrial and Commercial
          Machinery--continued
         The Timken Company                      121,000  $ 2,204,620
         UNOVA, Inc.*                            487,600    2,438,000
         -------------------------------------------------------------
                                                           10,228,820
         -------------------------------------------------------------
         Insurance Agents, Brokers & Services--0.8%
         Crawford & Company                       59,400      378,972
         -------------------------------------------------------------
                                                              378,972
         -------------------------------------------------------------
         Miscellaneous Retail--3.4%
         Longs Drug Stores Corporation            78,000    1,743,300
         -------------------------------------------------------------
                                                            1,743,300
         -------------------------------------------------------------
         Oil & Gas Extraction--6.9%
         Global Industries, Ltd.*                100,000      400,000
         Input/Output, Inc.*                     270,000    1,174,500
         Oceaneering International, Inc.*         70,000    1,939,000
         -------------------------------------------------------------
                                                            3,513,500
         -------------------------------------------------------------
         Pharmaceuticals--4.3%
         Perrigo Company*                        175,000    2,205,000
         -------------------------------------------------------------
                                                            2,205,000
         -------------------------------------------------------------
         Rubber & Plastics--4.6%
         A. Schulman, Inc.                       135,000    2,362,500
         -------------------------------------------------------------
                                                            2,362,500
         -------------------------------------------------------------
         Transportation Equipment--7.5%
         Dana Corporation                        212,200    2,122,000
         Federal Signal Corporation              100,000    1,689,000
         -------------------------------------------------------------
                                                            3,811,000
         -------------------------------------------------------------
         Wholesale Trade--Durable Goods--1.0%
         Barnes Group Inc.                        25,000      532,500
         -------------------------------------------------------------
                                                              532,500
         -------------------------------------------------------------
         Total Common Stocks (Cost $56,808,431)            50,459,276
         -------------------------------------------------------------
                                                Principal
                                                 Amount
         Short-Term Investments--1.7%            ------
         Repurchase Agreement with U.S. Bank,
          N.A. 1.15%, dated 10/31/02, due
          11/1/02, collateralized by a U.S.
          Treasury Note valued at $894,524.
          Repurchase proceeds of $877,028
          (cost $877,000).                      $877,000      877,000
         -------------------------------------------------------------
         Total Short-Term Investments
          (Cost $877,000)                                     877,000
         -------------------------------------------------------------
         Total Investments
          (Cost $57,685,431)--100.9%                       51,336,276
         Liabilities, less Other Assets--(0.9)%              (456,880)
         -------------------------------------------------------------
         Total Net Assets--100.0%                         $50,879,396
                                                          -----------

                    See Notes to the Financial Statements.

*Non-income producing security.

                   The Tocqueville International Value Fund

                  Investment Portfolio as of October 31, 2002


         Common Stocks and
         Warrants--94.2%                           Shares      Value
         --------------------------------------------------------------
         Austria--1.0%
         Andritz AG                                  35,000 $   814,518
         --------------------------------------------------------------
                                                                814,518
         --------------------------------------------------------------
         Belgium--1.9%
         Umicore                                     39,000   1,524,005
         --------------------------------------------------------------
                                                              1,524,005
         --------------------------------------------------------------
         Brazil--2.0%
         Empresa Brasileira de Aeronautica SA
          (Embraer)                                  57,105     895,406
         Unibanco-Uniao de Bancos Brasileiros SA     72,000     654,480
         --------------------------------------------------------------
                                                              1,549,886
         --------------------------------------------------------------
         France--6.4%
         Generali France                              1,150     341,652
         Manitou BF                                  35,000   1,973,906
         Pechiney SA                                 52,000   1,604,595
         Rhodia SA                                  160,000   1,109,130
         --------------------------------------------------------------
                                                              5,029,283
         --------------------------------------------------------------
         Hong Kong--12.9%
         Elec & Eltek International Holdings
          Limited                                25,464,000   3,036,443
         Global Bio-chem Technology Group
          Company Limited                         2,800,000     601,351
         Gold Peak Industries (Holdings) Limited  6,415,000     962,361
         TCL International Holdings Limited       8,500,000   2,288,726
         Techtronic Industries Company Limited    1,020,000     778,167
         Yue Yuen Industrial (Holdings) Limited     918,000   2,530,677
         --------------------------------------------------------------
                                                             10,197,725
         --------------------------------------------------------------
         Indonesia--4.0%
         PT International Nickel Indonesia Tbk
          (INCO)*                                 2,847,500   1,156,893
         PT Tempo Scan Pacific Tbk                4,838,000   2,018,017
         --------------------------------------------------------------
                                                              3,174,910
         --------------------------------------------------------------
         Japan--35.0%
         Advantest Corporation                       30,000     986,859
         Canon Inc.*                                 22,000     811,689
         Dai Nippon Printing Co., Ltd.               79,000     807,347
         Denny's Japan Co., Ltd.                     83,000   1,226,946
         Disco Corporation                           10,000     310,179
         Enix Corporation                           147,000   2,129,828
         Fast Retailing Co., Ltd.                    50,000   1,546,814

        Common Stocks and
        Warrants (continued)                        Shares      Value
        ----------------------------------------------------------------
        Japan--continued
        Hosiden Corporation                           60,000 $   516,693
        INES Corporation                             197,400   1,081,181
        Kadokawa Shoten Publishing Co., Ltd.          26,000     435,067
        Kurita Water Industries Ltd.                 180,000   1,528,040
        Mabuchi Motor Co., Ltd.                       13,000   1,154,519
        Makita Corporation                           310,000   1,981,309
        Matsushita Electric Industrial Co., Ltd.     230,000   2,403,500
        Mitsubishi Tokyo Financial Group, Inc.
         (MTFG)                                      214,000   1,371,740
        Murata Manufacturing Company, Ltd.            18,000     850,707
        Nitto Denko Corporation                       40,000   1,054,609
        Shimano Inc.                                  50,000     736,675
        Sony Corporation                              58,000   2,494,982
        Sumitomo Mitsui Banking Corporation          320,000   1,324,301
        Taiyo Yuden Co., Ltd.                        113,000   1,344,822
        Tenma Corporation                             16,000     137,132
        Tokyo Electron Limited                         6,000     241,940
        UFJ Holdings, Inc.                               755   1,140,112
        ----------------------------------------------------------------
                                                              27,616,991
        ----------------------------------------------------------------
        Mexico--1.0%
        Cemex SA de CV                                40,000     810,800
        ----------------------------------------------------------------
                                                                 810,800
        ----------------------------------------------------------------
        Netherlands--5.4%
        Draka Holding NV                              93,200   1,282,907
        Koninklijke Grolsch NV                        32,145     624,564
        Koninklijke (Royal) Philips Electronics NV    88,000   1,557,600
        Vedior NV                                    136,310     830,171
        ----------------------------------------------------------------
                                                               4,295,242
        ----------------------------------------------------------------
        Panama--1.5%
        Panamerican Beverages, Inc.                  134,000   1,139,000
        ----------------------------------------------------------------
                                                               1,139,000
        ----------------------------------------------------------------
        Philippines--0.2%
        Ionics Inc.                                4,617,000     189,460
        ----------------------------------------------------------------
                                                                 189,460
        ----------------------------------------------------------------
        Singapore--10.7%
        Clipsal Industries (Holdings) Limited      4,822,951   6,596,492
        GP Batteries International Limited         2,322,000   1,827,932
        ----------------------------------------------------------------
                                                               8,424,424
        ----------------------------------------------------------------
        South Africa--5.2%
        Gold Fields Limited                          275,000   3,025,000
        Sappi Limited*                                85,000   1,042,100
        ----------------------------------------------------------------
                                                               4,067,100
        ----------------------------------------------------------------

                    See Notes to the Financial Statements.

*Non-income producing security.

                   The Tocqueville International Value Fund

                  Investment Portfolio as of October 31, 2002

            Common Stocks and
            Warrants (continued)                 Shares     Value
            --------------------------------------------------------
            Spain--2.1%
            Campofrio Alimentacion SA            100,000 $   851,654
            Transportes Azkar, SA                200,000     792,236
            --------------------------------------------------------
                                                           1,643,890
            --------------------------------------------------------
            Switzerland--1.2%
            Helvetia Fund                          2,500     236,790
            Hilti AG                               1,325     740,499
            --------------------------------------------------------
                                                             977,289
            --------------------------------------------------------
            Taiwan--0.6%
            United Microelectronics Corporation* 115,000     477,250
            --------------------------------------------------------
                                                             477,250
            --------------------------------------------------------
            United Kingdom--3.1%
            Scottish & Newcastle Plc             200,000   1,549,053
            WPP Group Plc                         26,000     882,700
            --------------------------------------------------------
                                                           2,431,753
            --------------------------------------------------------
            Total Common Stocks (Cost $87,518,035)        74,363,526
            --------------------------------------------------------

                                                Principal
         Short-Term Investments--9.4%            Amount       Value
         --------------------------------------------------------------
         JP Morgan/Chase Demand Note--
          0.50%                                 $1,096,114 $ 1,096,114
         U.S. Treasury Bill--1.54%  1/02/03        700,000     698,300
         U.S. Treasury Bill--1.575% 1/09/03      2,700,000   2,692,859
         U.S. Treasury Bill--1.53%  4/10/03      1,000,000     993,867
         U.S. Treasury Bill--1.66%  4/17/03      2,000,000   1,987,196
         --------------------------------------------------------------
                                                             7,468,336
         --------------------------------------------------------------
         Total Short-Term Investments
          (Cost $7,463,571)                                  7,468,336
         --------------------------------------------------------------
         Total Investments
          (Cost $94,981,606)--103.6%                        81,831,862
         Liabilities, less Other Assets--(3.6)%             (2,880,596)
         --------------------------------------------------------------
         Total Net Assets--100.0%                          $78,951,266
                                                           -----------

                    See Notes to the Financial Statements.

*Non-income producing security.

                           The Tocqueville Gold Fund

                  Investment Portfolio as of October 31, 2002

          Common Stocks and
          Warrants--90.8%                       Shares      Value
          -----------------------------------------------------------
          Gold & Gold Related--82.2%
          African Rainbow Minerals Gold
           Limited (SJ)*                         100,000 $    662,880
          Agnico-Eagle Mines Limited (CN)        549,000    6,637,410
          Anglo American plc (LN)                100,000    1,279,925
          AngloGold Limited (SJ)                  15,000      781,379
          AngloGold Limited--ADR (SJ)             25,000      629,250
          Apollo Gold Corporation (CN)*          850,000    1,113,063
          Apollo Gold Corporation (CN)*#
           (Acquired 8/28/02; Cost $549,878)     390,000      510,699
          Apollo Gold Corporation Warrants*      156,250           --
          Ariane Gold Corp. (CN)*              1,000,000      389,652
          ASA Ltd. (SJ)                            8,900      266,555
          Ashanti Goldfields Company Ltd--
           ADR (GH)                            1,076,900    5,599,880
          Aurizon Mines Ltd. (CN)*               600,000      482,913
          AXMIN Inc. (CN)*                     2,000,000      217,183
          Canyon Resources Corporation*          452,299      741,771
          Claude Resources, Inc. (CN)*            50,000       34,494
          Compania de Minas Buenaventura
           S.A.u.--ADR (PE)                      250,900    5,582,525
          Corner Bay Silver Inc. (CN)*           420,000      831,683
          Crystallex International Corporation
           (CN)*                                 684,000    1,190,160
          Dominion Mining Limited (AU)*        1,250,000      464,813
          Durban Roodepoort Deep Limited--
           ADR (SJ)*                             650,000    1,904,500
          Echo Bay Mines Warrant*                500,000      120,000
          Eldorado Gold Corporation (CN)*      1,250,000    1,205,685
          Emperor Mines Limited (AU)*          2,000,000      688,201
          FNX Mining Company Inc. (CN)*          300,000      958,160
          Gabriel Resources Ltd. (CN)*           315,000      824,976
          Glamis Gold Ltd.                       350,000    2,849,000
          Goldcorp Inc. (CN)                     732,900    7,035,840
          Golden Star Resources Ltd.*          1,798,600    2,374,152
          Golden Star Resources Warrant*         500,000      217,183
          Golden Star Resources Warrant*         275,000           --
          Golden Star Resources Warrant*         275,000           --
          Gold Fields Limited (SJ)               166,250    1,902,176
          Gold Fields Limited--ADR (SJ)          825,500    9,080,500
          Harmony Gold Mining Company
           Limited (SJ)                           40,000      539,089
          Harmony Gold Mining Company
           Limited--ADR (SJ)                     650,000    8,502,000
          IAMGOLD Corporation (CN)               668,000    2,171,907
          Ivanhoe Mines (CN)*                  2,179,200    4,036,844
          Kenor ASA (Norway)*                  2,000,000      900,949

          Common Stocks and
          Warrants (continued)                   Shares      Value
          ------------------------------------------------------------
          Gold & Gold Related--continued
          Kinross Gold Corporation (CN)*        1,625,000 $  2,681,250
          Lihir Gold Limited (AU)*              3,500,000    2,117,327
          Meridian Gold Inc.*                     367,400    6,003,316
          Meridian Gold Inc. (CN)*                110,331    1,757,685
          Metallica Resources, Inc. (CN)*          50,000       39,500
          Nevsun Resources Ltd. (CN)*           1,100,000      871,287
          Nevsun Resources Warrants*              550,000           --
          Newcrest Mining Limited (AU)            150,000      488,678
          Newmont Mining Corporation              251,000    6,204,720
          Newmont Mining Corporation (AU)         708,982    1,770,685
          Northgate Exploration Limited (CN)*     250,000      210,000
          NovaGold Resources Inc. (CN)*           675,000    2,129,990
          NovaGold Resources Inc. (CN)*#
           (Acquired 9/11/02; Cost $1,308,520)    400,000    1,262,217
          NovaGold Resources Warrants*            200,000           --
          Philex Gold Inc. (CN)*                  400,000      194,188
          Placer Dome Inc. (AU)                    70,000      623,543
          Placer Dome Inc.                        649,245    5,628,954
          Randgold Resources Limited--ADR         147,300    2,474,640
          Repadre Capital Corporation (CN)*       292,500    1,494,730
          Rio Narcea Gold Mines Ltd. (CN)*        500,000      472,692
          River Gold Mines Ltd. (CN)*             415,000      739,604
          River Gold Mines Warrants*               50,000           --
          Royal Gold, Inc.                         22,900      405,330
          Tanami Gold NL (AU)*                  6,500,072      577,207
          Troy Resources NL (AU)                1,125,000    1,217,532
          Wheaton River Minerals Ltd. (CN)*     1,000,000      619,610
          Wheaton River Minerals Warrants*        500,000      134,142
          ------------------------------------------------------------
                                                           112,846,224
          ------------------------------------------------------------
          Precious Metals & Related--8.6%
          African Minerals (SJ)# (Acquired
           8/14/01; Cost $250,000)                 83,333      249,999
          Anooraq Resources Corporation (CN)*     250,000       79,847
          Apex Silver Mines Limited (Cayman
           Islands)*                              342,800    4,970,600
          Aquarius Platinum Limited (AU)           50,000      240,870
          First Quantum Minerals Ltd. (CN)*        65,600      144,567
          Impala Platinum Holdings Limited (SJ)     5,000      287,015
          Impala Platinum Holdings Limited--
           ADR (SJ)                                35,000    2,009,175
          Inmet Mining Corporation (CN)*          150,000      488,662
          Minefinders Corporation Ltd. (CN)*      300,000    1,038,646
          Miramar Mining Corporation (CN)*        802,900      618,233
          SouthernEra Resources Limited (CN)*     375,000    1,480,358
          Umicore (BB)                              5,000      195,385
          ------------------------------------------------------------
                                                            11,803,357
          ------------------------------------------------------------
          Total Common Stocks & Warrants
           (Cost $117,802,904)                             124,649,581
          ------------------------------------------------------------

                    See Notes to the Financial Statements.

*Non-income producing security.
#Denotes security is restricted as to resale. The aggregate value of restricted securities at October 31, 2002 was $2,022,915 which represented 1.47% of net assets.

                           The Tocqueville Gold Fund

                  Investment Portfolio as of October 31, 2002

                                                Principal
         Short-Term Investments--8.5%            Amount       Value
         --------------------------------------------------------------
         Repurchase Agreement with U.S.
          Bank, N.A. 1.15%, dated 10/31/02,
          due 11/1/02, collateralized by a U.S.
          Treasury Bill valued at $958,782
          Repurchase proceeds of $940,030
          (cost $940,000)                       $  940,000 $    940,000
         U.S. Treasury Bill--1.5450% 3/06/03     3,000,000    2,985,729
         U.S. Treasury Bill--1.6600% 4/17/03     1,000,000      993,598
         Silver Coins (CN)                       1,500,000    6,765,000
         --------------------------------------------------------------
                                                             11,684,327
         --------------------------------------------------------------
         Total Short-Term Investments
          (Cost $12,324,446)                                 11,684,327
         --------------------------------------------------------------
         Total Investments
          (Cost $130,127,350)--99.4%                        136,333,908
         Other Assets in excess of Liabilities--0.6%            876,062
         --------------------------------------------------------------
         Total Net Assets--100.0%                          $137,209,970
                                                           ------------

*Non-income producing security.
#Denotes security is restricted as to resale. The aggregate value of restricted securities at October 31, 2002 was $2,022,915 which represented 1.47% of net assets.
(AU) Australia--(BB) Belgium--(CN) Canada--(SJ) South Africa
(LN) Great Britain--(GH) Ghana--(PE) Peru
ADR: American Depository Receipt



                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                     Statements of Assets and Liabilities

                               October 31, 2002


                                                       The       Small Cap   International
                                                   Tocqueville     Value         Value         Gold
                                                      Fund         Fund          Fund          Fund
                                                   -----------  -----------  ------------- ------------
Assets
Investments, at value (1)                          $71,175,430  $51,336,276  $ 81,831,862  $136,333,908
Foreign currencies (2)                                      --           --       948,572            --
Cash                                                        --           23     1,666,214            --
Receivable for investments sold                        761,792           --     1,030,124            --
Receivable for fund shares sold                        190,430       90,361       171,762     2,454,989
Dividends, interest and other receivables               42,065       18,253       191,166           723
Prepaid assets                                          13,177       13,299        14,390        62,157
Deferred organization expense                               --           --            --        10,213
                                                   -----------  -----------  ------------  ------------
Total Assets                                        72,182,894   51,458,212    85,854,090   138,861,990
                                                   -----------  -----------  ------------  ------------
Liabilities
Funds advanced by custodian                                 --           --            --       972,023
Payable for investments purchased                    1,790,068           --     6,677,566       102,054
Payable for fund shares redeemed                        51,000      472,246        12,892       256,765
Payable to Adviser                                      79,795       31,775        63,349       116,611
Accrued distribution fee                                28,490        5,599        35,100        26,124
Accrued expenses and other liabilities                  99,639       69,196       113,917       178,443
                                                   -----------  -----------  ------------  ------------
Total Liabilities                                    2,048,992      578,816     6,902,824     1,652,020
                                                   -----------  -----------  ------------  ------------
Net Assets                                         $70,133,902  $50,879,396  $ 78,951,266  $137,209,970
                                                   -----------  -----------  ------------  ------------
Net assets consist of:
Paid in capital                                    $76,938,473  $57,343,499  $120,919,649  $123,580,135
Accumulated net investment income                           --           --        79,602            --
Accumulated net realized gain (loss)                (5,886,252)    (114,948)  (28,897,979)    7,423,202
Net unrealized appreciation (depreciation) on:
 Investments and foreign currency related items       (918,319)  (6,349,155)  (13,150,006)    6,206,633
                                                   -----------  -----------  ------------  ------------
Net assets                                         $70,133,902  $50,879,396  $ 78,951,266  $137,209,970
                                                   -----------  -----------  ------------  ------------
Shares of beneficial interest outstanding
  (unlimited shares of $0.01 par value authorized)   5,226,933    4,176,695    10,855,421     6,695,126
Net asset value, offering and redemption price per
  share                                            $     13.42  $     12.18  $       7.27  $      20.49
                                                   -----------  -----------  ------------  ------------
(1)Cost of Investments                             $72,093,749  $57,685,431  $ 94,981,606  $130,127,350
(2)Cost of Foreign Currencies                      $        --  $        --  $    946,601  $         --

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                           Statements of Operations

                      For the Year Ended October 31, 2002

                                                            The       Small Cap   International
                                                        Tocqueville     Value         Value         Gold
                                                           Fund         Fund          Fund          Fund
                                                       ------------  -----------  ------------- -----------
Investment Income:
Dividends*                                             $    789,067  $   354,151   $ 1,586,236  $   777,215
Interest                                                     23,125       75,643         7,773      166,513
Other Income                                                     --          234            --           --
                                                       ------------  -----------   -----------  -----------
 Total investment income                                    812,192      430,028     1,594,009      943,728
                                                       ------------  -----------   -----------  -----------
Expenses:
Investment Adviser's fee                                    454,990      394,441       842,515      879,275
Custody fees                                                 13,464       12,749        97,939       27,900
Fund accounting fees                                         23,824       22,871        37,180       27,778
Transfer agent and shareholder services fees                 33,583       37,181        29,987       15,738
Professional fees                                            39,410       35,180        59,084       96,990
Distribution fees                                           151,664      131,481       210,629      219,819
Administration fee                                           90,999       78,888       126,377      131,891
Printing and mailing expense                                 12,339       10,232        18,276       27,583
Registration fees                                            20,366       17,915        20,485       36,423
Trustee fees and expenses                                     8,383       10,826         8,450        8,467
Insurance expense                                             4,211        3,201         5,764        3,465
Amortization of organization costs                               --           --            --        4,139
Other                                                           393          441           403          489
                                                       ------------  -----------   -----------  -----------
 Total expenses before waiver                               853,626      755,406     1,457,089    1,479,957
   Less: Fees waived                                         (4,436)          --          (648)          --
                                                       ------------  -----------   -----------  -----------
   Net expenses                                             849,190      755,406     1,456,441    1,479,957
                                                       ------------  -----------   -----------  -----------
Net Investment Income (Loss)                                (36,998)    (325,378)      137,568     (536,229)
                                                       ------------  -----------   -----------  -----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
   Investments                                              (46,399)     (66,976)   (3,738,111)   7,437,690
   Foreign currency translation                                  --           --       (57,966)     (50,683)
                                                       ------------  -----------   -----------  -----------
                                                            (46,399)     (66,976)   (3,796,077)   7,387,007
                                                       ------------  -----------   -----------  -----------
 Net change in unrealized appreciation (depreciation) on:
   Investments                                          (10,396,836)  (8,684,078)      518,956    2,951,290
   Foreign currency translation                                  --           --         3,440          303
                                                       ------------  -----------   -----------  -----------
                                                        (10,396,836)  (8,684,078)      522,396    2,951,593
       Net gain (loss) on investments and foreign
         currency                                       (10,443,235)  (8,751,054)   (3,273,681)  10,338,600
                                                       ------------  -----------   -----------  -----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      $(10,480,233) $(9,076,432)  $(3,136,113) $ 9,802,371
                                                       ------------  -----------   -----------  -----------
* Net of foreign taxes withheld                        $      4,806  $        --   $   148,406  $    31,576
                                                       ------------  -----------   -----------  -----------

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


                                                                       The Tocqueville Fund
                                                                    --------------------------
                                                                    For the Year  For the Year
                                                                       Ended         Ended
                                                                    October 31,   October 31,
                                                                        2002          2001
                                                                    ------------  ------------
Operations:
 Net investment income (loss)                                       $    (36,998) $    160,543
 Net realized gain (loss) on investments and foreign currency            (46,399)      936,216
 Net change in unrealized appreciation/depreciation                  (10,396,836)   (7,090,640)
                                                                    ------------  ------------
   Net increase (decrease) in net assets resulting from operations   (10,480,233)   (5,993,881)
Dividends and distributions to shareholders:
 Net investment income                                                   (40,417)     (216,550)
 Net realized gains                                                     (900,863)   (5,861,408)
                                                                    ------------  ------------
   Total dividends and distributions                                    (941,280)   (6,077,958)
Fund share transactions:
 Shares sold                                                          19,131,144    12,551,125
 Shares issued in acquisition (see Note 6)                            15,928,833            --
 Shares issued to holders in reinvestment of dividends                   812,917     5,545,093
 Shares redeemed*                                                     (5,406,494)  (12,314,168)
                                                                    ------------  ------------
 Net increase (decrease)                                              30,466,400     5,782,050
                                                                    ------------  ------------
   Net increase (decrease) in net assets                              19,044,887    (6,289,789)
Net Assets:
 Beginning of year                                                    51,089,015    57,378,804
                                                                    ------------  ------------
 End of year**                                                      $ 70,133,902  $ 51,089,015
                                                                    ------------  ------------
** Including undistributed net investment income (loss) of:         $         --  $     40,335
                                                                    ------------  ------------
Change in Shares Outstanding:
 Shares sold                                                           1,091,060       737,713
 Shares issued in acquisition (see Note 6)                             1,036,399            --
 Shares issued to holders as reinvestment of dividends                    51,224       322,389
 Shares redeemed                                                        (359,143)     (708,989)
                                                                    ------------  ------------
 Net increase (decrease)                                               1,819,540       351,113
                                                                    ------------  ------------
* Net of redemption fees of:                                        $     53,152  $         35
                                                                    ------------  ------------

                      See Notes to Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


   Small Cap Value Fund      International Value Fund           Gold Fund
--------------------------  --------------------------  -------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended
October 31,   October 31,   October 31,   October 31,   October 31,   October 31,
    2002          2001          2002          2001          2002          2001
------------  ------------  ------------  ------------  ------------  ------------
$   (325,378) $   (258,100) $    137,568  $    934,796  $   (536,229) $    18,213
     (66,976)    3,896,681    (3,796,077)  (13,596,679)    7,387,007      558,514
  (8,684,078)   (2,640,659)      522,396     1,019,430     2,951,593    4,485,362
------------  ------------  ------------  ------------  ------------  -----------
  (9,076,432)      997,922    (3,136,113)  (11,642,453)    9,802,371    5,062,089
          --            --            --      (295,839)           --      (20,191)
  (3,647,634)   (5,600,717)           --            --      (117,655)          --
------------  ------------  ------------  ------------  ------------  -----------
  (3,647,634)   (5,600,717)           --      (295,839)     (117,655)     (20,191)
  40,899,690    22,343,183    52,682,138     7,137,840   193,028,502    8,936,103
          --            --            --            --            --           --
   3,347,657     5,226,200            --       272,457       110,877       17,001
 (20,906,383)  (13,531,434)  (37,805,312)  (13,359,713)  (90,671,118)  (4,986,664)
------------  ------------  ------------  ------------  ------------  -----------
  23,340,964    14,037,949    14,876,826    (5,949,416)  102,468,261    3,966,440
------------  ------------  ------------  ------------  ------------  -----------
  10,616,898     9,435,154    11,740,713   (17,887,708)  112,152,977    9,008,338
  40,262,498    30,827,344    67,210,553    85,098,261    25,056,993   16,048,655
------------  ------------  ------------  ------------  ------------  -----------
$ 50,879,396  $ 40,262,498  $ 78,951,266  $ 67,210,553  $137,209,970  $25,056,993
------------  ------------  ------------  ------------  ------------  -----------
$         --  $         --  $    137,568  $         --  $         --  $    (9,062)
------------  ------------  ------------  ------------  ------------  -----------
   2,771,721     1,382,610     6,076,467       889,985     9,079,888      737,218
          --            --            --            --            --           --
     227,114       366,751            --        32,826         8,589        1,512
  (1,490,653)     (841,366)   (4,501,129)   (1,654,838)   (4,305,626)    (427,309)
------------  ------------  ------------  ------------  ------------  -----------
   1,508,182       907,995     1,575,338      (732,027)    4,782,851      311,421
------------  ------------  ------------  ------------  ------------  -----------
$     34,459  $     20,428  $    275,903  $        483  $    584,765  $     4,698
------------  ------------  ------------  ------------  ------------  -----------

                      See Notes to Financial Statements.

                             The Tocqueville Trust

                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                           The Tocqueville Gold Fund

                         Notes to Financial Statements

1.  ORGANIZATION

   The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value
Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital appreciation, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securities of issuers located outside the United States. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through investments in Gold and Securities or companies located throughout the world that are engaged in mining or processing gold, and through investments in other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES

a) Security valuation

   Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

   Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The tax character of distributions paid during the fiscal year ended October 31, 2002 was the same for financial statement and tax purposes. Accounting principles generally accepted in the United States of America ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences, accumulated net investment loss has been increased by $37,080, $325,378 and $545,291 for the Tocqueville Fund, Small Cap Value Fund and Gold Fund, respectively, and decreased by $57,966 for the International Value Fund, accumulated net realized gain has been increased by $574, $57,966 and $50,682 for the Small Cap Value Fund, International Value Fund and Gold Fund, respectively, and decreased by $5,839,756 for the Tocqueville Fund, and capital stock has been decreased by $325,952 and $595,973 for the Small Cap Value Fund and Gold Fund, respectively, and increased by $5,802,676 for the Tocqueville Fund.

   At October 31, 2002, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

                                               The
                                           Tocqueville   Small Cap    International     Gold
                                              Fund       Value Fund    Value Fund       Fund
                                           -----------  ------------  ------------- ------------
Cost of Investments                        $72,093,749  $ 57,725,616  $ 95,155,027  $130,700,292
                                           -----------  ------------  ------------  ------------
Appreciation                               $ 6,027,279  $  5,271,745  $  7,936,145  $ 16,474,455
Depreciation                                (6,945,598)  (11,661,085)  (21,259,310)  (10,840,839)
                                           -----------  ------------  ------------  ------------
Net unrealized appreciation (depreciation) $  (918,319) $ (6,389,340) $(13,323,165) $  5,633,616
                                           -----------  ------------  ------------  ------------
Undistributed ordinary income                       --            --  $     79,602  $  1,061,737
Undistributed long-term capital gain                --            --            --     6,934,407
                                           -----------  ------------  ------------  ------------
Distributable Income                                --            --  $     79,602  $  7,996,144
                                           -----------  ------------  ------------  ------------

   Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the treatment of wash sale losses for tax purposes.

   At October 31, 2002, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below.

                                       The
                                   Tocqueville Small Cap      International
                                      Fund     Value Fund      Value Fund
                                   ----------- -----------    -------------
       Capital losses expiring in:
          2008                     $       --       $   --     $12,250,978
          2009                      5,839,853           --      12,735,470
          2010                         46,399       74,763       3,738,110
                                   ----------       -----      -----------
                                   $5,886,252      $74,763     $28,724,558
                                   ----------      -------     -----------

c) Deferred organization expenses

   Expenses incurred in connection with the organization of the Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

--------------------------------------------------------------------------------
d) Foreign currency translation

   Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
e) Written option accounting

   The Funds may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

--------------------------------------------------------------------------------
f) Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
g) Other

   Investments and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

   Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the trust under an Investment Advisory Agreement approved by shareholders on March 24, 2000. For its services, Tocqueville receives fees from The
Tocqueville Fund and the Tocqueville Small Cap Value Fund, payable monthly, at an annual rate .75% on the first $500 million of each Fund's average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund and The Tocqueville Gold Fund calculated daily and payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund, ..75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

   Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2002, the Adviser has made payments of $31,319, 26,284, 42,119, and 95,310 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for the Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

   For the year ended October 31, 2002, Tocqueville waived fees of $4,436 and $648 from The Tocqueville Fund and the Tocqueville International Value Fund, respectively.

   Lepercq, de Neuflize/Tocqueville Securities, L.P. (the "Distributor") acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

   Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the year ended October 31, 2002, were $128,868, $58,402, $59,018 and $278,414, respectively.

--------------------------------------------------------------------------------
4.  FUND SHARE TRANSACTIONS

   The Funds currently offer only one class of shares of beneficial interest. Effective October 1, 1999 a redemption fee of 1.50% is imposed on redemptions of shares held less than 90 days. This fee is retained by each Fund and is credited to paid in capital.

--------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2002 are summarized below. There were no purchases or sales of long-term U.S. government securities.

                        The
                    Tocqueville Small Cap   International     Gold
                       Fund     Value Fund   Value Fund       Fund
                    ----------- ----------- ------------- ------------
          Purchases $49,524,173 $34,714,068  $58,457,785  $151,629,144
                    ----------- -----------  -----------  ------------
          Sales     $36,567,697 $11,688,309  $49,176,782  $ 54,612,247
                    ----------- -----------  -----------  ------------

6. ACQUISITION INFORMATION

   Effective at the close of business on July 8, 2002, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Lepercq-Istel Fund, the single series of the Lepercq-Istel Trust. The Tocqueville Fund issued 1,036,399 shares (valued at $15,928,833) for the 1,240,708 shares outstanding of the Lepercq-Istel Fund. The net assets of the Lepercq-Istel Fund, $15,928,833, included net unrealized depreciation on investments of $2,968,061 and accumulated net realized losses of $7,917,312. The Lepercq-Istel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $5,839,853.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENT (UNAUDITED)

   On December 20, 2002, the Gold Fund made a short-term capital gain distribution of $1,061,737 ($0.13950/share) and a long-term capital gain distribution of $6,934,407 ($0.91111/share). Additionally, the International Value Fund made a distribution of net investment income in the amount of $86,751 ($0.00798/share).

                             The Tocqueville Trust

--------------------------------------------------------------------------------

Report of Independent Accountant

To the Board of Trustees and Shareholders of The Tocqueville Trust

   In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, and The Tocqueville Gold Fund (all four constituting The Tocqueville Trust, hereafter referred to as the "Funds") at October 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

New York, New York
December 13, 2002

ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustees

                                                                                               # of
                                                                                            Portfolios
                                          Term of                                            in Fund
                          Position(s)   Office and                                           Complex
                           Held with     Length of             Principal Occupation          Overseen   Other Directorships
Name, Age and Address      the Trust    Time Served           During Past Five Years        By Trustee    Held by Trustee
---------------------     -----------   -----------           ----------------------        ----------  -------------------
James B. Flaherty (67)      Trustee   Indefinite Term, President and Partner, Troutbeck         4      None
1675 Broadway                         15 Years Served  Conference Center and Country
New York, NY 10019                                     Inn from October, 1979 to
                                                       present; Vice President, Leedsville
                                                       Realty and Construction Corp.
                                                       from 1980 to present.

Inge Heckel (62)            Trustee   Indefinite Term, President, New York School of            4      None
1675 Broadway                         15 Years Served  Interior Design, 1996 to present.
New York, NY 10019

Francois Letaconnoux (51)   Trustee   Indefinite Term, Director, President and Chief            4      Lepercq Inc., Lepercq,
1675 Broadway                         12 Years Served  Executive Officer, Lepercq Inc.,                de Neuflize & Co
New York, NY 10019                                     Lepercq, de Neuflize & Co                       Incorporated and
                                                       Incorporated and Lepercq, de                    Lepercq, de Neuflize
                                                       Neuflize Securities Inc. since 1993.            Securities Inc. since
                                                                                                       1993.

Lucille G. Bono (69)        Trustee   Indefinite Term, Retired. Formerly, 1997 to 2000;         4      None
1675 Broadway                         4 Years Served   Operations and administrative
New York, NY 10019                                     manager, Tocqueville Asset
                                                       Management L.P. and Tocqueville
                                                       Securities L.P. from January 1995
                                                       to November 1997.

Larry M. Senderhauf (54)    Trustee   Indefinite Term, Retired.                                 4      None
1675 Broadway                         4 Years Served
New York, NY 10019

Guy A. Main (66)            Trustee   Indefinite Term, Retired. Formerly, Chairman and          4      None
1675 Broadway                         2 Years Served   President, Condor Insurance
New York, NY 10019                                     Company, September 1986 to
                                                       April 1999; Executive Vice
                                                       President and Director, Amwest
                                                       Insurance Group, Inc., March
                                                       1996 to April 1999.

James W. Gerard (41)        Trustee   Indefinite Term, Managing Director, The Chart             4      None
1675 Broadway                         1 Year Served    Group since January 2001,
New York, NY 10019                                     Managing Principal, Ironbound
                                                       Partners October 1998 to
                                                       December 2000; Director of Sales
                                                       and Marketing, Tocqueville Asset
                                                       Management 1993 to 1998; Vice
                                                       Chairman and Treasurer, ASPCA,
                                                       since 1997.

Interested Trustees (and Officers)
                                                                                                 # of
                                                                                              Portfolios
                                                   Term of                                     in Fund
                              Position(s)        Office and                                    Complex
                               Held with          Length of         Principal Occupation       Overseen  Other Directorships
Name, Age and Address          the Trust         Time Served       During Past Five Years     By Trustee   Held by Trustee
---------------------         -----------        -----------       ----------------------     ---------- -------------------
Francois D. Sicart (59)  Chairman, Principal   Indefinite Term, Chairman and Director,            4             None
1675 Broadway            Executive Officer and                  Tocqueville Management
New York, NY 10019       Trustee                                Corporation, the General
                                                                Partner of Tocqueville Asset
                                                                Management L.P. and
                                                                Tocqueville Securities L.P.
                                                                ("TMC") from January, 1990
                                                                to present; Chairman and
                                                                Chief Executive Officer,
                                                                Tocqueville Asset Management
                                                                Corp. from December, 1985
                                                                to January, 1990; Vice
                                                                Chairman of Tucker Anthony
                                                                Management Corporation,
                                                                from 1981 to October 1986;
                                                                Vice President (formerly
                                                                general partner) and other
                                                                positions with Tucker
                                                                Anthony, Inc. from 1969 to
                                                                January, 1990.

Robert Kleinschmidt (53) President, Principal  Indefinite Term, President, TAM from January,      4             None
1675 Broadway            Operating Officer,                     1994 to present and Managing
New York, NY 10019       Principal Financial                    Director from July, 1991 to
                         Officer, and Trustee                   January, 1994. Partner, David
                                                                J. Greene & Co., May, 1978 to
                                                                July, 1991.

                              Investment Adviser

                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor
               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800

                  Shareholders' Servicing and Transfer Agent
                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio 45202

                               Board of Trustees
                          Francois Sicart - Chairman
                                Lucille G. Bono
                               James B. Flaherty
                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                             Francois Letaconnoux
                                  Guy A. Main
                              Larry M. Senderhauf